UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): April 27, 2020

UNITED STATES OIL FUND, LP

(Exact name of registrant as specified in its charter)

Delaware	001-32834	20-2830691
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1850 Mt. Diablo Boulevard, Suite 640

Walnut Creek, California 94596

(Address of principal executive offices) (Zip Code)

(510) 522-9600

Registrant’s telephone number, including area code

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of each class:	Trading Symbol(s)	Name of each exchange on which registered:
Shares of United States Oil Fund, LP	USO	NYSE Arca, Inc.

Item 8.01. Other Events.

United States Oil Fund, LP (“USO”), a Delaware limited partnership, announced previously in Forms 8-K filed on April 16, 2020 (previously reported as having been filed on April 17, 2020), April 21, 2020, April 22, 2020 and April 24, 2020, (together, the “Prior April Forms 8-K”), that USO intended to invest in other permitted investments beyond the Benchmark Oil Futures Contract, as described below and in its prospectus. In the Prior April Forms 8-K, USO also announced the particular investments and percentages of such investments in which USO intended to invest. This Form 8-K updates USO’s previously announced intention with respect to the particular permitted investments and percentages of such investments in which USO intends to invest. This Form 8-K also provides notice that due to regulatory requirements, current market conditions and risk mitigation measures imposed by USO’s futures commission merchant (“FCM”) as described below, United States Commodity Funds, LLC (“USCF”), the general partner of USO, has determined that commencing with the monthly roll occurring in May 2020, USO’s positions in Oil Futures Contracts and Other Oil Related Investments will roll over a ten-day period commencing on May 1, 2020. Capitalized terms that are used but not defined in this Form 8-K have the meaning given to them in USO’s prospectus.

USO’s Current Investment Intentions. Most recently, and for the reasons discussed in the Form 8-K filed on April 24, 2020, USO announced that as of April 24, 2020, it may invest approximately 20% of its portfolio in crude oil futures contracts on the New York Mercantile Exchange (the “NYMEX”) and ICE Futures Europe and ICE Futures U.S. (together, “ICE Futures”) in the June futures contract, approximately 40% of its portfolio in crude oil futures contracts on the NYMEX and ICE Futures in the July contract, approximately 20% of its portfolio in crude oil futures contracts on the NYMEX and ICE Futures in the August contract, and approximately 20% of its portfolio in crude oil futures contracts on the NYMEX and ICE Futures in the September contract.

Commencing on April 27, 2020 and through April 30, 2020, for the reasons set forth below and, in particular because of evolving market conditions, regulator accountability levels and position limits being imposed on USO with respect to the Oil Futures Contracts, and risk mitigation measures taken by its FCM with respect to USO acquiring additional Oil Futures contracts, USO has determined that it will invest in Oil Futures Contracts as follows: approximately 30% of its portfolio in crude oil futures contracts on the NYMEX and ICE Futures in the July contract, approximately 15% of its portfolio in crude oil futures contracts on the NYMEX and ICE Futures in the August contract, and approximately 15% of its portfolio in crude oil futures contracts on the NYMEX and ICE Futures in the September contract, and approximately 15% of its portfolio in crude oil futures contracts on the NYMEX and ICE Futures in the October contract, and approximately 15% of its portfolio in crude oil futures contracts on the NYMEX and ICE Futures in the December contract, and approximately 10% of its portfolio in crude oil futures contracts on the NYMEX and ICE Futures in the June 2021 contract. USCF will roll the current portfolio positions into the positions described above over a three-day period with approximately 33.3% of the investment changes taking place each day on each of April 27, 2020, April 28, 2020, and April 29, 2020. USO’s portfolio holdings as of the end of the prior business day are posted each day on the website at www.uscfinvestments.com.

The foregoing investment intention announced in this Form 8-K could change as a result of any or all of the following: evolving market conditions, a change in regulator accountability levels and position limits imposed on USO with respect to its investment in Oil Futures Contracts, additional or different risk mitigation measures taken by USO’s FCM with respect to USO acquiring additional Oil Futures contracts, or USO selling additional Creation Baskets in the event that the Registration Statement that USO filed with the Securities and Exchange Commission (“SEC”), as described below, is declared effective by the SEC. USO’s ability to invest in the Benchmark Oil Futures Contract could be limited by any of these occurrences. In addition, while determining the appropriate investments for USO’s portfolio in accordance with its current intention, or to address the foregoing changes in market conditions, regulatory requirements or its FCM’ risk mitigation measures, USO may need to hold significant portions of its portfolio in cash beyond what it has historically held in order to satisfy potential margin requirements. Consistent with the foregoing, USO’s announced investment intentions, and any changes thereto, will take into account the need for USO to make permitted investments that also allow it to maintain adequate liquidity to meet its margin and collateral requirements and to avoid, to the extent reasonably possible, USO becoming leveraged. USO will provide notice on a Form 8-K of material changes to its announced investment intentions. In any event, prior to May 1, 2020, USO intends to announce its investment intentions for investments to be made after April 30, including investment changes related to the roll of USO’s portfolio commencing on May 1, 2020.

As described in USO’s prospectus, USO, in addition to investing in the Benchmark Oil Futures Contract, may also seek to achieve its investment objective by investing primarily in other futures contracts for light, sweet crude oil, other types of crude oil, diesel-heating oil, gasoline, natural gas, and other petroleum-based fuels that are traded on the NYMEX, ICE Futures or other U.S. and foreign exchanges (collectively, with the Benchmark Oil Futures Contract, “Oil Futures Contracts”) and to a lesser extent, in order to comply with regulatory requirements or in view of market conditions, other oil-related investments such as cash-settled options on Oil Futures Contracts, forward contracts for oil, cleared swap contracts and non-exchange traded (“over-the-counter” or “OTC”) transactions that are based on the price of oil, other petroleum-based fuels, Oil Futures Contracts and indices based on the foregoing (collectively, “Other Oil-Related Investments”).

Certain circumstances, including the need to comply with regulatory requirements (including, but not limited to, exchange accountability and position limits) and market conditions (including but not limited to those allowing USO to obtain greater liquidity or to execute transactions with more favorable pricing) as well as risk mitigation measures imposed by USO’s FCM that further limit USO and other market participants from investing in crude oil futures contracts in certain months, could, and have, caused USO to invest in Oil Futures Contracts other than the Benchmark Oil Futures Contract. Currently, in the context of the COVID-19 pandemic and disputes among oil producing countries regarding potential limits on the production of crude oil, significant market volatility occurred in the oil futures markets. In addition, the exchange where the Benchmark Oil Futures contract is traded became concerned about positions that USO had acquired in that contract and imposed limits on USO’s holding of that contract, as well as subsequent months of that contract.

More specifically, USCF received letters from the CME on behalf of the NYMEX Market Regulation Department on April 16, 2020 (the “April 16 CME Letter”) and on April 23, 2020 (the “April 23 CME Letter”, and together with the April 16 CME Letter, the “CME Letters”). As previously reported in the August 24, 2020 Form 8-K, the CME Letters ordered USCF, USO and the related public funds advised by USCF not to exceed accountability levels in specified light, sweet crude oil futures contracts and could not assume a position in specified light, sweet crude oil futures contract in excess of the exchange established position limits.

The current accountability levels and position limits for USO are set forth in the April 23 CME Letter which superseded the April 16 CME Letter. The April 23 CME Letter ordered USCF, USO and their related funds not to exceed accountability levels in excess of 10,000 futures contracts in the light, sweet crude oil futures contract for June 2020 and not to assume a position in the sweet crude oil futures contract for June 2020 in excess of 15,000 long futures contracts, for July 2020 in 78,000 long futures contracts, for August 2020 in 50,000 long futures contracts, for September 2020 in 35,000 long futures contracts. Investors should note that the foregoing accountability levels and position limits are subject to change, which in turn could change the permitted investments in which USO invests. USO currently holds, and historically has held, net long futures contracts which it rolls prior to expiration.

Revisions to the Roll Process. In addition, USCF does not anticipate letting USO’s Oil Futures Contracts expire and taking delivery of the underlying commodity. Instead, USCF will close existing positions, e.g., when it changes the Benchmark Oil Futures Contracts or Other Oil-Related Investments or it otherwise determines it would be appropriate to do so and reinvests the proceeds in new Oil Futures Contracts or Other Oil-Related Investments. Positions may also be closed out to meet orders for Redemption Baskets and in such case proceeds for such baskets will not be reinvested. Typically, the “roll” of USO’s positions in Oil Interests has occurred monthly over a four-day period. In response to regulatory requirements, current market conditions and risk mitigation measures imposed by USO’s FCM, as described above, USCF has determined that commencing with the monthly roll occurring in May 2020, USO’s positions in Oil Futures Contracts and Other Oil Related Investments will roll over a ten-day period beginning on May 1, 2020.

As previously disclosed in USO’s prospectus, the anticipated dates that the monthly roll period will commence are posted on USO’s website at www.uscfinvestments.com, and are subject to change without notice. As noted above, USO intends to announce on a Form 8-K prior to May 1, 2020 investment changes related to the roll process.

USO intends to attempt to continue tracking USO’s benchmark as closely as possible, however, in the current market and regulatory environment, significant tracking deviations can be anticipated to occur above and beyond the differences that historically occurred when the primary investment was the Benchmark Oil Futures Contract and light, sweet crude oil futures contracts of the same month traded on ICE Futures. In addition, the types of permitted investments that USO invests in as a result of regulatory and limits imposed by its FCMs in trying to approximate its investment objective such as later months in Oil Futures Contracts than the tenor of the Benchmark Oil Futures Contract are and will likely to continue to experience greater effects from contango. While it is USO’s expectation that at some point in the future it will be able to return to primarily investing in the Benchmark Futures Contract or other similar futures contracts of the same tenor based on light, sweet crude oil, there can be no guarantee of when, if ever, that will occur. As a result, investors in USO should expect that there will be continued deviations between the performance of USO’s investments and the Benchmark Oil Futures Contract, and that USO may not be able to track the Benchmark Oil Futures Contract or meet its investment objective, which is for the daily percentage changes in the NAV per share to reflect the daily percentage changes of the spot price of light, sweet crude oil, as measured by the daily percentage changes in the price of Benchmark Oil Futures Contract, plus interest earned on USO’s collateral holdings, less USO’s expenses. The inability to closely track the Benchmark Oil Futures Contract and the impact of higher levels of contango will impact the performance of USO and the value of its shares.

USO intends to file a Pre-effective Amendment to its Registration Statement previously filed with the SEC on April 20, 2020 (reported in the April 24, 2020 8-K as having been filed on April 13, 2020) to register an additional 4 billion shares, aggregating the total amount to be registered under the amended Registration Statement to 8 billion shares. While USO has received a no review letter from the SEC with respect to the Registration Statement filed on April 20, 2020, that was prior to the filing of the Pre-effective Amendment. The Registration Statement must be declared effective by the SEC and the prospectus included therein is a Disclosure Document that must be approved before use by the National Futures Association. USO will notify the market of the effectiveness of the Registration Statement by filing a subsequent Form 8-K.

Forward-Looking Statements

This communication contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934 that are subject to risks and uncertainties, including, without limitation, statements regarding USO’s expectations. Statements containing words such as “may,” “will,” “expect,” “anticipate,” “believe,” “intend,” “plan,” “project,” “should,” “estimate,” “seek” or any negative or other variations on such expression constitute forward-looking statements. These forward-looking statements are based on information currently available to USO and are subject to a number of risks, uncertainties and other factors, both known and unknown, that could cause the actual results, performance, prospects or opportunities of USO to differ materially from those expressed in, or implied by, these forward-looking statements.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

UNITED STATES OIL FUND, LP
	By:	United States Commodity Funds LLC, its general partner

Date: April 27, 2020	By:	/s/ John P. Love
	Name:	John P. Love
	Title:	President and CEO